UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2022

Commission File Number:  000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter.)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

104 S Main Street
Greenville,	South Carolina	29601
(Address of principal executive offices)
(Zip Code)

(864)	298-9800
(registrant's telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WRLD	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

Ninth Amendment to Amended and Restated Revolving Credit Facility

On November 23, 2022, World Acceptance Corporation (the “Company”) entered into the Ninth Amendment to its Amended and Restated Revolving Credit Agreement (the “Ninth Amendment”), among the Company, the lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent. The Ninth Amendment amends the Company's Amended and Restated Revolving Credit Agreement to, among other things:

Decrease the Advance Rate to as low as 62% from 74% for the calendar months ending October 31, 2022 through June 30, 2023 as Collateral Performance Indicator exceeds 24%.

Decrease the required ratio for Net Income Available for Fixed Charges to Fixed Charges to:
i.1.25 to 1.0 for the fiscal quarter ending December 31, 2022;
ii.1.15 to 1.0 for the fiscal quarters ending March 31, 2023 and June 30, 2023;
iii.1.50 to 1.0 for the fiscal quarter September 30, 2023;
iv.2.0 to 1.0 for the fiscal quarter ending December 31, 2023, and
v.2.75 to 1.0 for each fiscal quarter thereafter

The Ninth Amendment further requires the above referenced ratio for the most recent four consecutive fiscal quarters to be at least 2.0 to 1.0 in order for the Company to declare dividends or purchase any class or series of its capital stock or other equity.

Change the aggregate Total Debt as a percentage of Consolidated Adjusted Net Worth to the following limits:
i.250% for the fiscal quarter ending December 31, 2022,
ii.225% for the fiscal quarters ending March 31, 2023 and June 30, 2023,
iii.200% for the fiscal quarter ending September 30, 2023,
iv.225% for the fiscal quarter ending December 31, 2023 and
v.250% for each fiscal quarter thereafter

Require a Collateral Performance Indicator of less than or equal to 28% for the calendar months ending October 31, 2022 through June 30, 2023 and 26% thereafter.

Add definitions and clarifications for requirements regarding Electronic Chattel Paper, Electronic Contracts and related items.

The foregoing description of the Ninth Amendment is only a summary and is qualified in its entirety by reference to the full text of the Ninth Amendment and the Amended and Restated Revolving Credit Agreement, which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Ninth Amendment to Amended and Restated Revolving Credit Facility dated November 23, 2022
10.2	Exhibit A - Amended and Restated Revolving Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By: /s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Executive Vice President and Chief Financial and Strategy Officer
Date:	November 23, 2022
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